UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No.   )

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

CLEAN POWER TECHNOLOGIES INC.
(Name of Registrant As Specified In Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0
(5)	Total fee paid: 0

[ ]	Fee paid previously with Preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DEFINITIVE INFORMATION STATEMENT
CLEAN POWER TECHNOLOGIES INC.
Unit 7(W) E-Plan Industrial Estate New Road,
New Haven, East Sussex  BN90EX

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CLEAN POWER TECHNOLOGIES INC.
a Nevada corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given of the time and place of an Annual Meeting of the Shareholders of Clean Power Technologies Inc. (the “Corporation”).  Such meeting to be held at The Executive Royal Inn – North Calgary, 2828 23rd Street N.E., Calgary, Alberta, T2E 8T4, on Saturday, June 13, 2009 at the hour of 10:00 o’clock  in the forenoon, Mountain Daylight Time, for the following purposes:

1.	to elect the Members of the Board of Directors for the ensuing year;
2.	to approve the appointment of the firm of Child, Van Wagoner & Bradshaw, PLLC as the Corporation’s independent auditors for the fiscal year 2009;
3.
to approve the 2009 Stock Option and Stock Award Plan (the “Plan”) of up to 4,000,000 shares of the Corporation’s common stock in the form of stock options and stock awards as compensation to employees, officers, directors and/or consultants of the Corporation; and

4.	to transact such other business as may properly come before the meeting.

Only shareholders of record as of the close of business on the 11th day of May, 2009 will be entitled to vote at this Meeting.

The Corporation is not soliciting Proxies in connection with this Meeting.  However, you have the option of submitting a Proxy instead of attending the Meeting.  If you elect to use a Proxy and require a sample form of Proxy, please contact the Corporation by telephone at (403) 277-2944 or e-mail to mithaa@shaw.ca., and a sample will be provided to you for your convenience. You may use the designated Proxy holder on the sample Proxy provided at your request or you may insert another person that you so desire to attend and vote in your stead.

Dated and mailed at Calgary, Alberta this 21st day of May, 2009.

BY ORDER OF THE BOARD OF DIRECTORS OF
CLEAN POWER TECHNOLOGIES INC.

/s/ Abdul Mitha
Abdul Mitha
Chief Executive Officer and President

INFORMATION STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 13, 2009

This Information Statement is being first mailed on May 21, 2009, to the shareholders of Clean Power Technologies Inc., a Nevada corporation (the “Corporation”), by the Board of Directors for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at 10:00 o’clock in the forenoon, Mountain Daylight Time on Saturday, June 13, 2009, at The Executive Royal Inn – North Calgary, 2828 23rd Street N.E., Calgary, Alberta, T2E 8T4 or at such other times and places to which the Meeting may be adjourned (the “Meeting Date”).

The purpose of the Meeting is to consider and act upon  (i) to elect the  Members of the Board of Directors for the ensuing year;  (ii) to approve the appointment of  the firm of Child, Van Wagoner & Bradshaw, PLLC as the Corporation’s independent auditors for the fiscal year 2009; (iii) to approve the 2009 Stock Option and Stock Award Plan (the “Plan”) of up to 4,000,000 shares of the Corporation’s common stock in the form of stock options and stock awards as compensation to employees, officers, directors and/or consultants of the Corporation; and (iv) to transact such other business at may properly come before the meeting.

RECORD DATE

The record date for determining the shareholders entitled to vote at the Meeting was the close of business on May 11, 2009 (the “Record Date”), at which time the Corporation had issued and outstanding 69,564,970 shares of  common stock, $0.001 par value (the “Common Stock”).  The shares of Common Stock constitute the only outstanding voting securities of the Corporation entitled to be voted at the Meeting.

NO DISSENTERS' RIGHT OF APPRAISAL

The Corporation’s shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at the annual meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the election of directors for the coming year or the retention of Child, Van Wagoner & Bradshaw, PLLC as our independent auditors for the coming year that is not shared by all stockholders, with the exception that only the persons who are elected directors at the annual meeting will serve in those capacities. Notwithstanding, Mr. David Anthony, a member of our Board of Directors, was nominated to the Corporation’s Board by The Quercus Trust (“Quercus”), a trust owning 20.96% of our common shares on a fully diluted basis.  On February 10, 2009, the Company entered into a Stock Purchase Agreement with Quercus, a California Trust that purchased $2,000,000 in convertible debentures issued by the Company pursuant to an offering conducted in July 2008.  Amongst other terms, the Company was required to seek the resignation of one of its board members and thereafter cause its board of directors to be reconstituted at five (5) members including one (1) Quercus designee. This action was undertaken on the same date, and Mr. Mr. David Anthony, the Quercus designee, was nominated and appointed to the Corporation’s Board.  Mr. Anthony is a consultant to Quercus.

ITEM NO. 1                                ELECTION OF BOARD OF DIRECTORS

The number of Board of Directors to be elected was fixed at five at the last Annual Meeting of the Corporation.  Thus, there are five directors to be elected for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2009 or until their successors have been elected and qualified.

There are a total of five nominees for the election as directors.  Shareholders will elect five directors from the five nominees.  It is intended that the names of the persons indicated in the following table will be placed in nomination.  Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.  Pursuant to NRS 78.360 of the Nevada Revised Statutes provides that at the election of directors of the Corporation each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and the shareholder may cast all of his votes for a single director or may distribute them among the number to be voted for or any two or more of them, as the shareholder may see fit.  To exercise the right of cumulative voting, one or more of the stockholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative.  The notice must be given not less than 48 hours before the time fixed for holding the meeting, if notice of the meeting has been given at least 10 days before the date of the meeting, and otherwise not less than 24 hours before the meeting.  At the meeting, before the commencement of voting for the election of directors, an announcement of giving of the notice must be made by the chairman or the secretary of the meeting or by the stockholder giving the notice.

All of the nominees for the Board of Directors have previously served as directors of the Corporation, as noted under their names.  The nominees from our current Board of Directors who have indicated they will stand for re-election are as follows:

Name	Age	Commence Service
Abdul Mitha Chief Executive Officer, CEO, President and Director	63	September 28, 2006
Diane Glatfelter Secretary-Treasurer and Director	43	May 23, 2006
Michael Burns Director	52	May 23, 2006
Peter Gennuso Vice President Corporate Strategy, Director	38	May 15, 2008
David Anthony Director	48	February 10, 2009

All of the nominee’s respective biographical and business experience is set forth below:

Abdul Mitha, President, Chief Executive Officer and Member of the Board of Directors

On September 28, 2006, Abdul Mitha was elected to the Board of Directors of the Issuer.  Mr. Abdul Mitha has served as the Issuer’s President since June 2, 2006 and Vice President Finance since July 30, 2005.  Mr. Mitha has over twenty-five years of domestic and international experience in the management of ongoing and start-up public and private companies.  Mr. Mitha has provided consulting and advisory services to various start-up businesses in Canada including Findex Resources, Inc., Meritworld.Com Inc., and E-Com Interactive, Inc.  From March 1991 to September 2005, Mr. Mitha was the President and shareholder of AVS 90 PV Associates Ltd. a company which acted as an advisor and consultant to start up companies, and was involved in the financing and negotiating of joint venture projects.  From September 2005, to present, Mr. Mitha was the President and a director of Unicus Corporation, a corporation involved in the promotion of steam and gas technologies.

Mr. Mitha practiced law at the English Bar from 1972 - 1977 when he immigrated to Canada.  Since 1977, Mr. Mitha has been an entrepreneur in business and real estate investments.  Mr. Mitha received his MA in Comparative Law from Brunel University, Middlesex, England and is a Barrister-at-Law with the English Bar.  Mr. Mitha was a member of the British Institute of Management from 1973 to 1978 and a member of the Institute of Arbitrators (England) from 1972 to 1978.

Mr. Mitha has been appointed to serve on the compensation committee of the Issuer.

Mr. Mitha is not an officer or director of any other reporting company that files annual, quarterly or period reports with the United States Securities and Exchange Commission.

Diane Glatfelter, Secretary-Treasurer, Member of the Board of Directors

Ms. Diane Glatfelter was appointed as a Director and Secretary – Treasurer of the Issuer on May 23, 2006.  Ms. Glatfelter holds a Bachelor of Science with a major in marketing and a minor in management, received from the University of Bridgeport in 1988.  From June 1999 to the date of this filing, Ms. Glatfelter is the President and shareholder of K2 Unlimited, Inc. a consulting company which provides consulting in all areas of cash flow, including factoring, purchase order advances, debt management, bounced check recovery, loans, revenue management, risk management and collections.

Ms. Glatfelter has 150 million dollars of accounts receivable under management for various clients at any one time.  Ms. Glatfelter resides in Billerica, MA.

Ms. Glatfelter is an officer and director of OLM Ventures Inc. a reporting company that files annual, quarterly or period reports with the United States Securities and Exchange Commission.

Michael Burns, Member of the Board of Directors

Mr. Michael Burns was appointed as a Director of the Issuer on May 23, 2006.  Mr. Burns is an engineer with experience in the field of control systems, project management.  From December, 2002 to the date of this filing, Mr. Burns was the managing director for Engineering Verification Services Ltd., a Corporation offering various automotive design and development projects including a heat recovery steam engine hybrid vehicle project with MitsuiBabcock.  From April 2001 to December 2002, Mr. Burns held the position of Chief Engineer, Engineering Verification Services and Business Unit Manage with TWR Engineering Worthing Technical Centre.  From October 1994 to April 2001, Mr. Burns was employed by the Daewoo Motor Company with his final position being Chief Engineer, vehicle testing, prototype building and executive board member.  He had under management a department of 240 people.  Mr. Burns resides in the United Kingdom.

Mr. Burns is not an officer or director of any other reporting company that files annual, quarterly or period reports with the United States Securities and Exchange Commission.

Peter J. Gennuso, Vice President Corporate Strategy, Member of the Board of Directors

Peter is a partner at Gersten Savage LLP, a law firm located in New York, NY, where he specializes in corporate and securities law including securities offerings, venture capital, private equity, mergers, acquisitions and emerging growth companies. Peter has been with Gersten Savage since May 2004, initially starting as an associate in the firm’s corporate and securities department. Prior to joining Gersten Savage, Peter was an associate at a mid-sized New York City law firm. Peter was appointed the Vice President, Corporate Strategy of Clean Power in March 2009 and is currently legal counsel for the Company, which he has been since December 27, 2006. Peter earned a JD and MBA (Finance) from Pace University in 1998.

Peter is not an officer or director of any other reporting company that files annual, quarterly or period reports with the United States Securities and Exchange Commission.

David Anthony, Member of the Board of Directors

Beginning in 2004, David Anthony has been acting as managing partner of 21Ventures, LLC, a New York based venture capital firm that provides seed and bridge capital to early stage technology ventures. Mr. Anthony also serves on the board of directors of Agent Video Intelligence, 3GSolar, BioPetroClean, VoIP Logic and Entech Solar (ENSL.OB). Mr. Anthony is an Adjunct Professor at the New York Academy of Sciences. Mr. Anthony received his MBA from The Tuck School of Business at Dartmouth College in 1989 and a BA in economics from George Washington University in 1982.

To the knowledge of management, during the past five years, no director, person nominated to become a director, executive officer, promoter or control person of the Corporation:

(1)	was a general partner or executive officer of any business entity that filed any bankruptcy petition, either at the time of the bankruptcy or two years prior to that time;
(2)	was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)
was the subject of any order judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4)
was found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated,

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s officers and Directors, and persons who own more than ten percent of the Corporation’s common shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

The following represents each officer, director and beneficial owner of more than 10% of our securities who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year ending August 2008:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form 5/# of transactions
Abdul Mitha	President, Chief Executive Officer and Member of the Board of Directors	N/A	1/1	N/A
Diane Glatfelter	Secretary Treasurer and Member of the Board of Directors	N/A	N/A	N/A
Peter Gennuso	Vice President Corporate Strategy, Member of the Board of Directors	1/1	1/1	N/A
Michael Burns	Member of the Board of Directors	N/A	N/A	N/A
David Anthony	Member of the Board of Directors	1/1	N/A	N/A

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Corporation is managed under the direction of the Board of Directors.  The Board of Directors meets on a regular basis to review significant developments affecting the Corporation and to act on matters requiring Board approval.  All matters that require Board approval are acted on either by unanimous written consent of the Board or by a majority at Board meetings.  The Board of Directors has met four times and has acted by unanimous written consent nine times during the fiscal year ending August 2008.

The Corporation formed an Advisory Board on September 12, 2007.

The Advisory Board currently consists of the following 2 members:

Professor Fred Bailey
James Edward Mason

The Company does not currently have any independent directors.

Audit Committee

The Board of Directors does not presently have an audit committee as it does not have any independent directors.  At present the Board of Directors performs the functions of the audit committee. We have not presently determined whether one of our directors on the audit committee would qualify as a financial expert.

Compensation Committee
The Corporation formed a Compensation committee on September 28, 2006.  The purpose of the Compensation committee is to assist the Board in meeting responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Corporation.

The Compensation committee consists of the following 2 members; such members to be appointed and replaced from time to time by the Board:

Abdul Mitha
Michael Burns

Nominating Committee

The Corporation does not have a nominating committee because the Corporation has to date been a small business issuer traded on the Over the Counter Bulletin Board and the Board of Directors felt  it was not necessary to have a separate nominating committee.  The functions customarily attributable to this committee are performed by the Board of Directors. The Board of Directors expects to establish a nominating committee once they have completed the development of their technology.   At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by the Corporation shareholders because historically the Corporation has not received recommendations from its shareholders and the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition.  However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Corporation, time available for meetings and consultation regarding Corporation matters and other particular skills and experience possessed by the individual.

Significant Employees

Other than our executive officers, Michael Burns is considered to be a significant employee of the Corporation.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Certain Legal Proceedings

There is no material proceeding to which any director, executive officer or affiliate of the Corporation, any owner of record or beneficially of more than five percent of any class of voting securities of the Corporation, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

Certain Relationships and Related Transactions

On April 24, 2006 CPTI entered a research and development agreement (the “Agreement”) to fund all future costs for research, development, patenting, licensing and marketing for an alternative hybrid fuel technology that combines diesel and steam and gas (petrol) and steam technologies for a 100% ownership of the technology and any associated intellectual rights with two directors and officers of CPTL-UK.  Under the terms of the Agreement, the Company agreed to retain one director as the Company’s project director at a fee of £3,000 (US$5,972) per month for a period of 36 months commencing May 2006 and the second director as the Company’s project manager at a fee of £6,000 (US$11,945) per month for a period of 36 months commencing May 2006.  During March 2008 the monthly fee for the project manager was increased to £10,000 (US$19,908).   On August 8, 2008 the project manager entered into a new employment agreement (the “Employment Agreement”) with the Company for a term of four (4) years.  Under the terms of the Employment Agreement, from March 1, 2009 and on each subsequent anniversary during the term of the Employment Agreement, the project manager is entitled to an annual salary increase of 10%, as well as the following performance based compensation:

-	500,000 shares of common stock when the Refrigeration Compact Heat Exchanger (the “Refrigeration Unit”) for the grocery truck/trailer is successfully tested;

-	1,000,000 shares of common stock when the first Refrigeration Unit is commercially sold;

-
1,000,000 shares of common stock each time the heat recovery system for (i) the Marine application or   (ii) an Auxiliary Steam Engine for trucks or similar engines based on steam recovery are commercially sold to the first customer;

-	1,000,000 shares of common stock when the first automobile which is developed on the heat recovery system is successfully tested and verified by the E.P.A; and

-	1,000,000 shares of common stock when the first automobile heat recovery system is commercially sold.

During the period ended August 31, 2008, these directors of CPTL-UK received $266,617 (2007 - $210,384) for services rendered pursuant to management contracts.  On August 5, 2008 both the project manager and project director resigned as directors of CPTL-UK.   The project manager, Michael Burns, who is also a director of the Company, remains an officer of CPTL-UK by virtue of his appointment as secretary.

Additionally under the terms of the above-noted Agreement, the Corporation agreed to fund all future costs for research, development, patenting, licensing and marketing of the technology in exchange for the transfer of all rights and interests in technology to the Corporation.  As payment for this technology, the Corporation’s subsidiary issued 2,000,000 shares of its common stock at $0.001, which shares were exchanged for 2,000,000 shares of the Corporation’s common stock.  Additionally the Corporation has agreed to fund up to £2,000,000 (US$4,027,800) towards the development of the technology.

On July 26, 2006 CPTL –UK entered into a three year lease agreement for an office and research facility located in Newhaven, United Kingdom.  The lease expires on July 25, 2009.  The CPTL—UK lease calls for annual rent in the amount of $35,838 (£18,000) plus applicable taxes, and is payable quarterly.  Rentexpense of $35,835 (£18,000) was charged by a director of the Corporation for the fiscal year ended August 31, 2008.

During the year ended August 31, 2008, a company with a director in common advanced $815,000 for operations and this amount was converted to common shares under the terms of a pre-existing agreement at $0.25 per share for a total of 3,260,000 shares.

During the year ended August 31, 2008, the Corporation issued a total of 250,000 common shares to David William Thursfield, who was at the time of the issuance a director of the Corporation, as director’s fees.

On May 22, 2008, the Board of Directors approved an Employment Agreement (the “Agreement”) with Mr. Abdul Mitha, a director and executive officer of the Corporation.  Under the terms of the Agreement, the Corporation must employ Mr. Mitha until July 1, 2014, unless sooner terminated, with the provision of extending the term for an additional five (5) years upon mutual agreement between the Corporation and Mr. Mitha.  The Corporation has agreed to compensate Mr. Mitha with an annual base salary of $500,000 during the first year of the initial term, with annual increases of 20% per year thereafter during the term of the Agreement, payable in consistent payroll installments. The Corporation has also agreed to increase Mr. Mitha’s base salary to $750,000 when the Corporation generates in excess of $1,000,000 and up to $5,000,000 in gross revenue.  In the event that the Corporation is unable to pay the base salary in cash to Mr. Mitha, the Corporation is required to provide compensation within ninety (90) days by way of restricted shares of common stock, issued at $0.50 per share.  Mr. Mitha is entitled to receive bonus payments or incentive compensation, as may be determined by the Board of Directors of the Corporation, relating to various share issuances and stock incentive compensation as outlined in the Agreement.  Mr. Mitha is also entitled to participate in all stock option plans of the Corporation in effect during the term of employment. The Corporation shall take all action reasonably requested by the Executive to permit any cashless exercise of the options as permitted under the Corporation’s Stock Option Plan. The Corporation has agreed to enter into a stock option agreement with Mr. Mitha, granting Mr. Mitha the option to purchase at the end of each anniversary of the Agreement 1,000,000 shares of the Corporation’s common stock at an exercise price of the average 90 days trading price immediately preceding the anniversary date of the Agreement.  The options vest immediately upon issuance and these option shares shall be exercisable by Mr. Mitha within 5 years from the date of such options becoming due and exercisable.  As compensation for the services provided by Mr. Mitha to the Corporation from April 27, 2004 through the date of the Agreement, the Corporation has agreed to give Mr. Mitha 4,000,000 shares of the Corporation’s restricted common stock.

The shares were valued at the closing price of the Corporation’s common stock on the effective date of the Agreement, May 1, 2008, or $0.65 per share for a total of $2,600,000 which amount has been expensed. As at the fiscal year ended August 31, 2008 Mr. Mitha charged $166,667 of which $40,000 has been paid and $126,667 has accrued with respect to his monthly salary obligation.

During the year ended August 31, 2008, the Corporation issued 3,021,586 shares of common stock to retire debt, including accrued interest totaling $51,690 as at the date of settlement, at $0.50 per share.  Interest expense of $41,970 was imputed at 10% in respect to these advances for the period prior to the execution of the convertible debenture ended February 28, 2007.  The debt was due to Abdul Mitha, the Corporation’s President and CEO.  During the fiscal year ended August 31, 2008 Mr. Mitha advanced an additional $545,925 for operations, of which a total of $109,865 was repaid against principal. As at August 31, 2008 the Corporation owed $447,556 ($1,269,723 – 2007) including accrued interest of $11,496, to Mr. Mitha under the terms of a convertible debenture approved September 28, 2006, with terms noted below:

-	the director and/or his assignees may provide funding up to $6 million U.S. dollars ($6,000,000);
-	the convertible debenture is secured by all the assets of the Corporation;
-	amounts due under the convertible debenture including principal and interest shall be convertible at $0.50 per share and may be convertible in total or in part;
-	the Corporation shall execute a promissory note for all funds received as at February 28, 2007, and each quarter thereafter for any funds received during that quarter (the “Promissory Notes”);

-	amounts advanced bear interest at 8% per annum which shall accrue and be paid on the maturity date of each Promissory Note. Each note shall mature two (2) years from the date of issue; and
-	the Corporation may elect to repay the debenture at any time, without penalty, or upon the director advising of his election to convert the amount owed into common shares.

During the year ended August 31, 2008 the Corporation recorded amortization of loan discount in the amount of $58,099 (2007 - $24,694).  Unamortized discount at August 31, 2008, which has been applied to additional paid in capital with respect to the beneficial conversion feature associated with the provisions of the proceeds at August 31, 2008, is $308,035 (2007 - $241,068), which amount is being amortized over  the term of the note(s) or until conversion.

Code of Ethics

The Board of Directors of the Company approved a code of ethics on February 10, 2007. The code of ethics as it relates to our principal officers has been posted on the Company’s website. The Company filed a copy of the code of ethics with its most recent annual report as required by the regulatory authorities. Any security holder may write to the Company at the address set out on page 1 and request a copy of the document.

Compensation Discussion and Analysis

The Board of Directors approved a stock option and stock award plan on February 10, 2007 (the “2007 Plan”). Under the 2007 Plan, a maximum of 2,000,000 shares of the common stock, par value $0.001 per share, may be awarded to directors, officers, employees and consultants of the Company. The duration of the 2007 Plan has been set at 10 years from the time of adoption thereof by the Board of Directors.

The Board of Directors approved a stock option and stock award plan on February 10, 2008 (the “2008 Plan”). Under the 2008 Plan, a maximum of 2,000,000 shares of the common stock, par value $0.001 per share, may be awarded to directors, officers, employees and consultants of the Company. The duration of the 2008 Plan has been set at 10 years from the time of adoption thereof by the Board of Directors.

The Company’s 2007 Plan and 2008 Plan (collectively the “Plans”) are to be used to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers, employees and consultants (“Participants”) and to give such Participants a continued proprietary interest in the success of the Company and its subsidiaries. Pursuant to this Plan, eligible Participants will be provided the opportunity to participate in the enhancement of stockholder value through the grants of options, stock appreciation rights, awards of free trading stock and restricted stock, bonuses and/or fees payable in stock, or any combination thereof.

The Company’s Plans are currently administered by its Principal Executive Officer, Mr. Abdul Mitha under the guidelines of the plans as detailed below:

The Administrator shall have the authority, in its discretion:

(i) to determine the fair market value of the securities to be issued under these Plans;

(ii) to select the Participants to whom the Options and Stock Awards may be granted thereunder;

(iii) to determine whether and to what extent Options or Stock Awards or any combination thereof, are granted thereunder;

(iv) to determine the number of shares of Common Stock or equivalent units to be covered by each Option and Stock Award granted thereunder;

(v) to approve forms of agreement for use under these Plans;

(vi) to determine the terms and conditions, not inconsistent with the terms of these Plans, of any Option or Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of this Plan and Options or Stock Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plans, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)  to modify or amend each Option or Stock Award (subject to Section 18(c) of the Plans);

(x)  to authorize any person to execute on behalf of the Company any instrument or treasury order required to effect the grant of an Option or Stock Award previously granted by the Administrator; and

(xi)  to make all other determinations deemed necessary or advisable for administering these Plans.

The Company’s Executive Compensation is currently approved by the Board of Directors of the Company in the case of the Company’s Principal Executive Officer.   For all other executive compensation contracts, the Principal Executive Officer negotiates and approves the contracts and compensation.

On May 22, 2008, the Board of Directors approved an Employment Agreement (the “Agreement”) with Mr. Abdul Mitha, a director and executive officer of the Company.  Under the terms of the Agreement, the Company has agreed to enter into a stock option agreement with Mr. Mitha, granting Mr. Mitha the option to purchase at the end of each anniversary of the Agreement 1,000,000 shares of the Company’s common stock at an exercise price of the average 90 days trading price immediately preceding the anniversary date of the Agreement.   The options vest immediately upon issuance of the underlying agreement at each anniversary date, and the option shares shall be exercisable by Mr. Mitha within 5 years from the date of grant.

Further under the terms of the Agreement, all options issued to Mr. Mitha in accordance with the Agreement shall become immediately exercisable as to 100% of the shares of Common Stock not otherwise vested upon any termination of employment.

Following is a table outlining the number of options granted or required to be granted as fully vested under the Agreement at each anniversary date and the term of said options:

Date	Number of Options	Expiry Date
May 1, 2009	1,000,000	April 30, 2014	Granted
May 1, 2010	1,000,000	April 30, 2015	Not-Granted
May 1, 2011	1,000,000	April 30, 2016	Not-Granted
May 1, 2012	1,000,000	April 30, 2017	Not-Granted
May 1, 2013	1,000,000	April 30, 2018	Not-Granted
May 1, 2014	1,000,000	April 30, 2019	Not-Granted
TOTAL	6,000,000

On August 8, 2008, the project manager entered into a new employment agreement (the “Employment Agreement”) with the Company for a term of four (4) years.  Under the terms of the Employment Agreement, from March 1, 2009 and on each subsequent anniversary during the term of the Employment Agreement, the project manager is entitled to an annual salary increase of 10%, as well as the following performance based compensation:

-	500,000 shares of common stock when the Refrigeration Compact Heat Exchanger (the “Refrigeration Unit”) for the grocery truck/trailer is successfully tested;
-	1,000,000 shares of common stock when the first Refrigeration Unit is commercially sold;
-
1,000,000 shares of common stock each time the heat recovery system for (i) the Marine application or   (ii) an Auxiliary Steam Engine for trucks or similar engines based on steam recovery are commercially sold to the first customer;

-	1,000,000 shares of common stock when the first automobile which is developed on the heat recovery system is successfully tested and verified by the E.P.A; and,
-	1,000,000 shares of common stock when the first automobile heat recovery system is commercially sold.

The stock options and stock awards under these two above contracts were not issued under either of the Company’s stock option and stock award plans, but will be issued directly from Company treasury, if earned.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards $	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Abdul Mitha Principal Executive Officer	2008	$166,667	-0-	-0-	$2,913,061	-0-	-0-	$2,600,000	$5,679,728
Abdul Mitha Principal Executive Officer	2007	$-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Abdul Mitha Principal Executive Officer	2006	$-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Diane Glatfelter Principal Financial Officer	2008	$-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Diane Glatfelter Principal Financial Officer	2007	$-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Diane Glatfelter Principal Financial Officer	2006	$-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Michael Burns, Secretary of UK Subsidiary	2008	$191,119	-0-	-0-	-0-	-0-	-0-	-0-	$191,119
Michael Burns, Secretary of UK Subsidiary	2007	$140,976	-0-	-0-	-0-	-0-	-0-	-0-	$140,976
Michael Burns, Secretary of UK Subsidiary	2006	$35,692	-0-	-0-	-0-	-0-	-0-	-0-	$35,692

SUMMARY COMPENSATION TABLE

Grants of Plan Based Awards

There were no awards made to any of our executive officers under our 2007 or 2008 Stock Option and Stock Award Plans.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of our latest fiscal year end August 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Abdul Mitha	Nil	6,000,000	Nil	See (1) below	See (1) below	Nil	Nil	Nil	Nil
Diane Glatfelter	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Michael Burns	Nil	Nil	Nil	Nil	Nil	5,500,000	See (2) below	Nil	Nil

(1) Mr. Mitha has the option to purchase at the end of each anniversary of the Agreement 1,000,000 shares of the Corporation’s common stock at an exercise price of the average 90 days trading price immediately preceding the anniversary date of the Agreement.   The options vest immediately upon issuance of the underlying agreement at each anniversary date, and the option shares shall be exercisable by Mr. Mitha within 5 years from the date of grant.
(2)   Mr. Burns has the right to stock awards based on benchmarks of development more particularly described above.  We have not valued the awards as they are not yet earned.  Based on the closing price of the Stock as of August 8, 2008 the awards would have had a value of $4,125,000.

Option exercises and stock vested table

There were no shares acquired by any of our executive officers from the exercise of stock options or from stock awards or stock appreciation rights during fiscal 2008.

Pension Benefits

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors.  We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

Nonqualified and defined contribution and other nonqualified deferred compensation plans.

The Corporation has no nonqualified plans at the current time.

Potential Payments upon termination or change in control

Other than the agreement with Mr. Abdul Mitha, described above, the Corporation does not have any termination of employment or change in control arrangements with any of its executive officers.

Directors Compensation

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total
David Thursfield, Director	-0-	250,000	-0-	-0-	-0-	-0-	250,000
James Mason, Advisory Board Member	-0-	100,000	-0-	-0-	-0-	-0-	100,000
Christopher Althorp-Gormlay Advisory Board Member	-0-	100,000	-0-	-0-	-0-	-0-	100,000

Other than those stock awards detailed above, we did not pay director's fees to Corporation Directors and Advisory Board Members by way of cash or other cash compensation for services rendered as a director in the year ended August 31, 2008.  We have no present formal plan for compensating our directors for their service in their capacity as directors, although in the future, such directors are expected to receive compensation and options to purchase shares of common stock as awarded by our board of directors or (as to future options) a compensation committee which may be established in the future.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.  The board of directors may award special remuneration to any director undertaking any special services on behalf of our Corporation other than services ordinarily required of a director.  Other than as indicated, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

ITEM 2                                         APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors has approved the re-appointment of Child, Van Wagoner & Bradshaw, PLLC as our independent auditors for our 2009 fiscal year.  The Board approved the appointment of Child, Van Wagoner & Bradshaw, PLLC on April 30, 2009.  We do not expect a representative of Child, Van Wagoner & Bradshaw  to attend this meeting.  Child, Van Wagoner & Bradshaw, PLLC also served as our independent auditors for fiscal 2008 and 2007.

The following table sets forth the fees billed to the Corporation for professional services rendered by the Corporation's principal accountant, for the year ended August 31, 2008 and August 31, 2007:

Services	2008	2007
Audit fees	$25,000	$28,000
Audit Related Services	$10,500	$28,271
Tax fees	$0	$0
Total fees	$35,500	$56,271

Audit fees consist of fees for the audit of the Corporation's annual financial statements or the financial statements of the Corporation’s subsidiaries or services that are normally provided in connection with the statutory and regulatory filings of the annual financial statements.

Audit-related services include the review of the Corporation's financial statements and quarterly reports that are not reported as Audit fees.

Tax fees included tax planning and various taxation matters.

ITEM 3.                                        APPROVAL OF 2009 STOCK OPTION AND AWARD PLAN

The Board of Directors approved a stock option and stock award plan on Apil 30, 2009 (the “Plan”).   Under the Plan, a maximum of 4,000,000 shares of the common stock, par value $0.001 per share, may be awarded to directors, officers, employees and consultants of the Corporation.  The duration of the Plan has been set at 10 years from the time of adoption thereof by the Board of Directors.   We have included a copy of the Stock Option and Stock Award Plan with this mailing.

ITEM 4                                         OTHER BUSINESS

We do not know of any other item of business that may come before the meeting, except a motion to adjourn.

QUORUM AND VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Corporation (the “Board of Directors”), provided a quorum is present.  Votes may be cast or withheld with respect to the Proposal to elect five members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2010.  Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our Common Stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on May 11, 2009.

Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

Security Ownership of Certain Beneficial Owners

The following tables set forth the information, as of the record date of May 11, 2009, with respect to the beneficial ownership of the Corporation’s Common Stock by each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding common stock and the Corporation’s directors and executive officers.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% stockholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

Security Ownership of 5% stockholders

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Doosan Babcock Energy Ltd. 11 The Boulevard, Crawley, West Sussex, U.K.	4,000,000 shares held directly	5.75%
Common	Richard Schmidt 2627 Laurel, Calgary, Alberta T3E 6B4	3,750,000 shares held directly	5.39%
Common	Abdul Mitha 32 Hawkwood Pl N.W. Calgary, Alberta T3G 1X6 CEO, President, Director	10,535,553 common shares of which 7,535,553(2) common shares are held directly, 2,000,000(3) common shares are held indirectly, and 1,000,000 options held directly(4)	12.10%
Common	The Quercus Trust 1835 Newport Blvd, A109–PMB 467 Costa Mesa, CA 92627	17,857,143 common shares held directly(5)	20.96%
(1)	Based upon 69,564,970 issued and outstanding shares of common stock as of May 11, 2009
(2)	This amount includes 314,524 common shares which are available for issue under the terms of a convertible loan with Mr. Mitha, as at February 28 2009.
(3)
These 2,000,000 common shares are owned by Mr. Mitha’s wife, who owns 500,000 shares of common stock and Mr. Mitha’s son and daughter, who each own 750,000 shares of common stock.  Mr. Mitha disclaims any beneficial ownership of these shares, and therefore these 2,000,000 shares are not included in the percent of class calculation.

(4)
A total of 1,000,000 options are presently issuable and exercisable by Mr. Mitha pursuant to his employment contract, and are included in this calculation.  The options were issued on May 1 2009, are fully vested, and expire on April 30 2014. The exercise price is the average 90 days trading price immediately preceding May 1 2009. A further 5,000,000 options are required to be issued to Mr. Mitha over the period of his contract or upon his termination.  The Company does not anticipate a termination of Mr. Mitha’s contract at this time and have determined not to include these 5,000,000 options in the calculation as they have yet been earned pursuant to the contract.

(5)
Of these, 12,857,143 common shares are to be issued pursuant to a Convertible Debenture in the amount of $2,000,000 and Class A and Class B warrants whereby the holder has the right to convert a total of 5,714,286 common shares pursuant to the convertible debenture and to exercise a total of 4,285,714 common shares pursuant to the Class A warrants and 2,857,143 common shares pursuant to the Class B warrants.
 2,222,222 common shares were issued as a result of stock purchase agreement, which agreement also included warrants to purchase 1,666,667 (Investor Series A Warrants) and 1,111,111 (Investor Series B Warrants) shares of our common stock with strike prices of $0.60 and $0.85, respectively, for a period of one year from the date of issuance on February 10, 2009.

Security ownership of our board of directors and executive officers and our advisory board members

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Abdul Mitha Chief Executive Officer, President and Director	10,535,553 common shares of which 7,535,553(2) common shares are held directly, 2,000,000(3) common shares are held indirectly, and 1,000,000 options held directly(4)	12.10%
Common	Michael Burns Director	1,050,000 common shares of which 1,000,000 are held directly and 50,000(5) common shares are held indirectly	1.51%
Common	Diane Glatfelter Chief Financial Officer, Secretary-Treasurer and Director	240,150 common shares held directly	0.03%
Common	Peter J. Gennuso Vice President Corporate Strategy, Director	321,839 common shares held directly	0.05%
Common	Frederick Bayley Member of the Advisory Board	1,000,000 common shares of which 500,000 common shares are held directly and 500,000(6) common shares are held indirectly	1.44%
Common	James Edward Mason Member of the Advisory Board	100,000 common shares held directly	0.01%
Common	All Officers and Directors as a group	Common shares	15.14%
Notes
(1)	Based upon 69,564,970 issued and outstanding shares of common stock as of May 11, 2009.
(2)	This amount includes 314,524 common shares which are available for issue under the terms of a convertible loan with Mr. Mitha, as at February 28 2009.
(3)
These 2,000,000 common shares are owned by Mr. Mitha’s wife, who owns 500,000 shares of common stock and Mr. Mitha’s son and daughter, who each own 750,000 shares of common stock.  Mr. Mitha disclaims any beneficial ownership of these shares, and therefore these 2,000,000 shares are not included in the percent of class calculation.

(4)
A total of 1,000,000 options are presently issuable and exercisable by Mr. Mitha pursuant to his employment contract, and are included in this calculation.  The options were issued on May 1 2009, are fully vested, and expire on April 30 2014. The exercise price is the average 90 days trading price immediately preceding May 1 2009. A further 5,000,000 options are required to be issued to Mr. Mitha over the period of his contract or upon his termination.  The Company does not anticipate a termination of Mr. Mitha’s contract at this time and have determined not to include these 5,000,000 options in the calculation as they have yet been earned pursuant to the contract.

(5)	The 50,000 common shares are owned by Mr. Burn’s wife. Mr. Burns disclaims any beneficial ownership of these shares.
(6)	The 500,000 common shares are owned by Mr. Bayley’s wife. Mr. Bayley disclaims any beneficial ownership of these shares.

SHAREHOLDERS PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Corporation consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 as amended.  For such proposals to be considered for inclusion in the Proxy Statement or Information Statement for the 2009 Annual Meeting of Shareholders, such proposals must be received by the Corporation no later than January 1, 2010.  Any shareholder proposal submitted outside the process described above is considered untimely, if provided after January 1, 2010. Such proposals should be directed to Clean Power Technologies Inc., 436-35th Avenue, N.W.., Calgary, Alberta T2K-0C1 to the Attention of the Board of Directors.

A copy of this Information Statement is being delivered to each security holder regardless whether they share one address, unless we had received contrary instructions.  To make such a request, please contact in writing or by phone, to Clean Power Technologies Inc., 436-35th Avenue, N.W.., Calgary, Alberta T2K-0C1, telephone number (403) 277- 2944.  If you received more than one copy of this information statement and wish to reduce the number of reports you receive in the future, we will discontinue the mailing of reports on the accounts you select upon your request to the Corporation at the foregoing address.

Cost of Information Statement Solicitation

We will pay the cost of the distribution of this Information Statement. As required by the Securities and Exchange Commission (SEC), we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending this Information Statement to beneficial owners of our common stock.

By order of the Board of Directors

/s/ Abdul Mitha
Abdul Mitha
President

CLEAN POWER TECHNOLOGIES INC.
 2009 STOCK OPTION
AND STOCK AWARD PLAN
(this “PLAN”)

1.           Definitions

Each of the following terms shall have the respective meanings set forth below for purposes of this Plan, whether employed in the singular or plural unless the particular context in which said term is used clearly indicates otherwise:

(a)	“Administrator” shall mean, during the entire term of this Plan, the person or persons appointed by the Board to administer this Plan or in the event that no such person is a appointed, the Board.

(b)           “Board” shall mean the Company’s Board of Directors.

(c)	“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(d)	“Company” shall mean CLEAN POWER TECHNOLOGIES INC., a Nevada corporation.

(e)
“Directors” shall mean each and every member of the Board of Directors of the Company (as such term is defined below) as presently constituted and as may otherwise be constituted during the term hereof.

(f)	“Effective Date” shall mean as of the date this Plan is adopted by the Board of Directors of the Company.

(g)	“Option” shall mean the right to purchase a specified number of shares of the Common Stock pursuant to the terms and conditions set forth in this Plan.

(h)
“Optionee” shall mean the recipient of Options hereunder.  Any reference herein to the employment or consultancy of an Optionee by the Company shall include Optionee’s employment or consultancy by the Company or its subsidiaries, if any.

(i)           “Plan Termination Date” shall mean the date upon which this Plan terminates.

(j)	“Stock Award” shall mean the granting and issuance of the Common Stock pursuant to the terms and conditions set forth in this Plan.

2.	Purpose

The purpose of this Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers, employees and consultants (“Participants”) and to give such Participants a continued proprietary interest in the success of the Company and its subsidiaries.  Pursuant to this Plan, eligible Participants will be provided the opportunity to participate in the enhancement of shareholder value through the grants of options, stock appreciation rights, awards of free trading stock and restricted stock, bonuses and/or fees payable in stock, or any combination thereof.  The term “subsidiary” as used in this Plan shall mean any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

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3.	Administrator(s) of this Plan

(a)	Powers of the Administrator: .Subject to the provisions of paragraph 5 hereof, this Plan shall be administered by the Administrator, and the Administrator shall have the authority, in its discretion:

(i)	to determine the fair market value of the securities to be issued under this Plan;

(ii)	to select the participants to whom the Options and Stock Awards may be granted hereunder;

(iii)	to determine whether and to what extent Options or Stock Awards or any combination thereof, are granted hereunder;

(iv)	to determine the number of shares of Common Stock or equivalent units to be covered by each Option and Stock Award granted hereunder;

(v)           to approve forms of agreement for use under this Plan;

(vi)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option or Stock Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)	to construe and interpret the terms of this Plan and Options or Stock Awards;

(viii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)	to modify or amend each Option or Stock Award (subject to Section 18(c) of the Plan);

(x)	to authorize any person to execute on behalf of the Company any instrument or treasury order required to effect the grant of an Option or Stock Award previously granted by the Administrator;

(xi)	to make all other determinations deemed necessary or advisable for administering this Plan.

(b)
Effect of Administrator's Decision:  The Administrator's decisions, determinations and interpretations shall be final and binding on the Company, all participants and any other holders of Options or Stock Awards.

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(c)
Each grant or award made pursuant to this Plan shall be evidenced by an Option Agreement or Stock Award Agreement (the "Agreement").  No person shall have any rights under any option, restricted stock or other award granted under this Plan unless and until the person to whom such Option, restricted stock or other Stock Award shall be granted shall have executed and delivered an Agreement to the Company.  The Administrator(s) shall prescribe the form of all Agreements. A fully executed counterpart of the Agreement shall be provided to both the Company and the recipient of the grant or award.

(d)
The Company shall indemnify and hold harmless the Directors and the Administrator(s) from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct, and/or criminal acts of such persons.

4.           Shares of Stock Subject to this Plan

The maximum number of shares of the common stock, par value $0.001 per share, that may be optioned or awarded under this Plan is 4,000,000 shares, subject to adjustment as provided in Section 15 hereof.  Any shares subject to an Option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under this Plan; provided, however, that forfeited shares shall not be available for further awards if the Participant has realized the benefits of ownership from such shares.  Shares subject to this Plan may be either, authorized and un-issued shares or issued shares repurchased or otherwise acquired by the Company or its subsidiaries.

5.           Grant of Options

(a)
The Administrator(s) shall have the authority and responsibility, within the limitations of this Plan, to determine the Directors, employees and consultants to whom and the times at which Options are to be granted, the number of shares of Common Stock which may be purchased under each Option, the provisions of the respective Option Agreements (which need not be identical) including provisions concerning the time or times when, and the extent to which, the Options may be exercised, and the Option exercise price.  All Options pursuant to this Plan shall be granted on or before the Plan Termination Date.

(b)
In determining the Directors, employees and consultants to whom Options shall be granted, the number of shares of Common Stock to be covered by each such Option, and the provisions of the respective Option Agreements, the Administrator(s) shall take into consideration the employee’s or consultant’s present and potential contribution to the success of the Company and such other factors as the Administrator(s) may deem proper and relevant.

(c)
The aggregate fair market value (determined as of the date upon which an Option is granted) of the Common Stock for which any Optionee may exercise incentive stock options for the first time in any calendar year (under all plans of the Company and any parent or subsidiary of the Company which plans provide for granting of incentive stock options within the meaning of Section 422(b) of the Code) shall not exceed $100,000.

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6.           Eligibility

Directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants who provide bona fide services to the Company are eligible to be granted Options, free trading stock, restricted stock and other Stock Awards under this Plan and to have their salaries, bonuses and/or consulting fees payable in free trading stock, restricted stock and other Stock Awards.  The Directors, employees, and consultants who shall receive awards or options under this Plan, and the criteria to be used in determining the award to be made, shall be determined from time to time by the Administrator(s), in their sole discretion, subject to the limitations set forth in Section 8 below, from among those eligible, which may be based upon information furnished to the Administrator(s) by the Company's management; and the Administrator(s) shall determine, in their sole discretion, the number of shares to be covered by each Stock Award and option granted to each Director, employee or consultant selected.

7.           Duration of this Plan

No award or Option may be granted under this Plan after more than ten (10) years from the earlier of the date this Plan is adopted by the Board.

8.           Terms and Conditions of Stock Options

Options granted under this Plan may be either incentive stock options, as defined in Section 422 of the Code, or Options other than incentive stock options.  Each Option shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Administrator(s) shall determine:

(a)	The Option price per share shall be set by the Board of Directors at the time of each Stock Award issuance or Option grant.

(b)
The exercise of certain Options granted under this Plan may be subject to the attainment of such performance goals, and/or during such period as may be determined by the Administrator(s) and stated in the Agreement.

(c)
An Option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option. No fractional shares of Common Stock shall be issued upon the exercise of an Option. If a fractional share of Common Stock shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

(d)	Each Option shall state whether it will or will not be treated as an incentive stock option.

(e)
Each Option will be deemed exercised on the day written notice specifying the number of shares to be purchased, accompanied by payment in full including, if required by law, applicable taxes, is received by the Company.  Payment, except as provided in the Agreement shall be:

(i)           in United States dollars by check or bank draft, or

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(ii)
    by tendering to the Company shares of Common Stock already owned for at least six months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having an aggregate fair market value, on the date on which the Option is exercised,  equal to the total cash exercise price applicable to the Options being exercised, or

(iii)	by a combination of United States dollars and shares of Common Stock valued as aforesaid.

For purposes of this Plan, fair market value shall be the mean between the highest and lowest prices at which the Common Stock is traded on a national securities exchange or an automated securities quotation exchange on the relevant date, provided however, if there is no sale of the Common Stock on such exchange on such date, fair market value shall be the mean between the bid and asked prices on such exchange at the close of the market on such date.  No Optionee shall have any rights to dividends or other right of a shareholder with respect to shares of Common Stock subject to his or her Option until he or she has given written notice of exercise of such Option and paid in full for such shares.

(f)
Notwithstanding the foregoing, the Administrator(s) may, in their sole discretion, include in the Agreement a provision to allow for the cashless exercise of any Options granted by such Agreement under this Plan.

(g)
The Administrator(s) may, in their discretion, include in the grant of any Option the right of a grantee (hereinafter referred to as a “stock appreciation right”) to elect, in the manner described below, in lieu of exercising his or her Option for all or a portion of the shares of Common Stock covered by such Option, to relinquish his or her Option for all or a portion of the such shares and to receive from the Company a payment equal in value to (x) the fair market value, as determined in accordance with Section 8(e), of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, less (y) the exercise price for that number of shares of Common Stock for which the grantee shall have made such election under the terms of such Option.  A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the “expiration date” for the stock appreciation right shall be the amount described in (x) above exceeds the amount described in (y) above.  An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, addressed to the Administrator(s), is received by the Company.  An Option or any portion thereof with respect to which a grantee has elected to exercise a stock appreciation right shall be surrendered to the Company and such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised.  The grant of a stock appreciation right shall be evidenced by an Agreement.  The Agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by him or her.

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(h)
Except as provided in the applicable Agreement, an Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the grantee was a consultant or employee of either the Company (or of a division) or subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code.  The Agreement shall provide whether, and to what extent, an Option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the Option.  If the grantee should die, or become permanently disabled as determined by the Administrator(s) at any time when the Option, or any portion thereof, shall be exercisable, the Option will be exercisable within a period provided for in the Agreement, by the Optionee or person or persons to whom his or her rights under the Option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the Option. The Administrator(s) may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

(i)
Each Option by its terms shall be personal and shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.  During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee.  In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee as provided in Section 8(h) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee’s estate or the proper legatees or distributes thereof.

(j)
No incentive stock option shall be granted to an employee  who owns or would be treated as owning by attribution under Code Section 424(d) immediately before the grant of such incentive stock option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.  This restriction shall not apply if, (i) at the time such incentive stock option is granted, the Option price is at least 110% of the fair market value of the shares of Common Stock subject to the Option, as determined in accordance with Section 8(e) on the date of grant, and (ii) the incentive stock option by its terms is not exercisable after the expiration of five years from the date of its grant.

(k)	An Option and any Common Stock received upon the exercise of an Option shall be subject to such other transfer restriction and/or legending requirements as are specified in the applicable Agreement.

(l)	No Options or Stock Awards shall be made to any consultant in exchange for or as compensation for capital raising, investor relations or stock promotion.

(m)
Any Options or Stock Awards that are made to any Directors shall be held in trust by the Company until such issuance or issuances are approved by shareholders of the Company holding no less than a majority of the Company’s outstanding shares of common stock at the time of such approval.

9.           Terms and Conditions of Restricted Stock Awards

Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Administrator(s) shall determine:

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(a)
Awards of restricted stock may be in addition to or in lieu of Option grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Administrator(s) at the time of each award of restricted stock.  During a period set forth in the Agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price pursuant to any Option granted under this Plan, provided an equal number of shares delivered to the Optionee shall carry the same restrictions as the shares so used.

(b)
Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Administrator(s), (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the Agreement, there is a "change in control" of the Company (as defined in such Agreement).  The Administrator(s) may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

(c)
Unless and to the extent otherwise provided in the Agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Administrator(s), retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the Agreement, a "change in control" of the Company (as defined in such Agreement), except to the extent the Administrator(s), in their sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

(d)
Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(e)
Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.

(f)
Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements as are specified in the applicable Agreement.

10.           Bonuses and Past Salaries and Fees Payable in Stock

(a)
In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to Directors, officers, employees and consultants eligible to participate in this Plan, the Administrator(s), in their sole discretion, may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash.  Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock which shall be free trading unless otherwise determined by the Administrator(s) in their sole discretion.  The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, plus ten percent with fair market value determined as of such date in accordance with Section 8(e).

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(b)
In lieu of salaries and fees otherwise payable by the Company to Directors, officers, employees and consultants eligible to participate in this Plan that were incurred for services rendered at any time to the Company, in the event such Directors, officers, employees or consultants elect, the Administrator(s) may provide that such unpaid salaries and fees shall be payable in Common Stock or partly in Common Stock and partly in cash.  Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Administrator(s) may determine in their sole discretion.  The number of shares of Common Stock payable in lieu of salaries and fees otherwise payable shall be determined by the Administrator.

11.           Change in Control

Each Agreement may, in the sole discretion of the Administrator(s), provide that any or all of the following actions may be taken upon the occurrence of a change in control (as defined in the Agreement) with respect to the Company:

(a)
acceleration of time periods for purposes of vesting in, or realizing gain from, or exercise of any outstanding Option or stock appreciation right or shares of restricted stock awarded pursuant to this Plan;

(b)
offering to purchase any outstanding Option or stock appreciation right or shares of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Administrator(s), as of the date of the change in control; or

(c)
making adjustments or modifications to outstanding Options or stock appreciation rights or with respect to restricted stock as the Administrator(s) deems appropriate to maintain and protect the rights and interests of the Participants following such change in control, provided, however, that the exercise period of any option may not be extended beyond 10 years from the date of grant.

12.           Transfer, Leave of Absence

For purposes of this Plan:

(a)	transfer of an employee from the Company the division or subsidiary of the Company, whether or not incorporated, or vice versa, or from one division or subsidiary of the Company to another, and

(b)	a leave of absence, duly authorized in writing by the Company or a subsidiary or division of the Company, shall not be deemed a termination of employment.

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13.           Rights of Directors, Employees and Consultants

(a)	No person shall have any rights or claims under this Plan except in accordance with the provisions of this Plan and each Agreement.

(b)	Nothing contained in this Plan and Agreement shall be deemed to give any Director, employee or consultant the right to continued employment by the Company or its divisions or subsidiaries.

14.           Withholding Taxes

The Company shall require a payment from a Participant to cover applicable withholding for income and employment taxes upon the happening of any event pursuant to this Plan which requires such withholding.  The Company reserves the right to offset such tax payment from any funds which may be due the Participant from the Company or its subsidiaries or divisions or, in its discretion, to the extent permitted by applicable law, to accept such tax payment through the delivery of shares of Common Stock owned by the Participant or by utilizing shares of the Common Stock which were to be delivered to the Participant pursuant to this Plan, having an aggregate fair market value, determined as of the date of payment, equal to the amount of the payment due.

15.           Adjustments

In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Plan shall be adjusted appropriately by the Board, and, where deemed appropriate, the number of shares covered by outstanding stock options and stock appreciation rights outstanding and the number of shares of restricted stock outstanding, and the option price of outstanding stock options, shall be similarly adjusted. If another corporation or other business entity is acquired by the Company, and the Company has assumed outstanding employee option grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Administrator(s).  In the event of any other change affecting the shares of Common Stock available for awards under this Plan, such adjustment, if any, as may be deemed equitable by the Administrator(s), shall be made to preserve the intended benefits of this Plan giving proper effect to such event.

16.           Miscellaneous Provisions

(a)
This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under this Plan.  The expenses of this Plan shall be borne by the Company.

(b)
The Administrator(s) may, at any time and from time to time after the granting of an Option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such Option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, the Code, federal and state securities laws and methods of withholding or providing for the payment of required taxes.

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If at any time the Administrator(s) shall determine in its discretion that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option or stock appreciation right may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Administrator(s).

(c)
By accepting any benefit under this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under this Plan by the Administrator(s), the Company or the Board.

(d)	This Plan shall be governed by and construed in accordance with the laws of the Company’s state of incorporation.

(e)
Administrator(s) members exercising their functions under this Plan are serving as directors of the Company and they shall therefore be entitled to all rights of indemnification and advancement of expenses accorded directors of the Company.

17.	Limits of Liability

(a)
Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option or award shall be based solely upon contractual obligations created by this Plan and Agreement.

(b)
Neither the Company nor a division or subsidiary of the Company, nor any member of the Administrator(s) or the Board, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in connection with this Plan, except as may expressly be provided by statute.

18.           Amendments and Termination

The Board may, at any time, amend, alter or discontinue this Plan; provided, however, no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an award of restricted stock, Option, stock appreciation rights or stock bonus theretofore granted, without his or her written consent, or which, without the approval of the shareholders would:

(a)	except as provided in Section 15, increase the maximum number of shares of Common Stock which may be issued under this Plan;

(b)
except as provided in Section 15, decrease the option price of an Option (and related stock appreciation rights, if any) to less than 100% of the fair market value (as determined in accordance with Section 8(e)) of a share of Common Stock on the date of the granting of the Option (and related stock appreciation rights, if any);

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(c)	materially change the class of persons eligible to receive an award of restricted stock or Options or stock appreciation rights under this Plan;

(d)           extend the duration of this Plan; or

(e)           materially increase in any other way the benefits accruing to Participants.

19.	Duration

This Plan shall be adopted by the Board and approved by the Company’s shareholders and such regulatory bodies as may in each case be necessary, which approvals, if required, must occur either before, or no later than the period ending twelve months after the date, this Plan is adopted.  Subject to such approvals, grants and awards may be made under this Plan between the date of its adoption and receipt of such approvals.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           upon the adoption of a resolution of the Board terminating this Plan;

(b)	the date all shares of Common Stock subject to this Plan are purchased according to this Plan’s provisions; or

(c)	ten years from the date of adoption of this Plan by the Board.

No such termination of this Plan shall adversely affect the rights of any Participant hereunder and all Options or stock appreciation rights previously granted and restricted stock and stock bonuses awarded hereunder shall continue in force and in operation after the termination of this Plan, except as they may be otherwise terminated in accordance with the terms of this Plan.

20.           Other Compensation Plans

This Plan shall not be deemed to preclude the implementation by the Company or its divisions or subsidiaries of other compensation plans which may be in effect from time to time, nor adversely affect any rights of Participants under any other compensation plans of the Company or its divisions or subsidiaries.

21.           Non-Transferability

No right or interest in any award granted under this Plan shall be assignable or transferable, except as set forth in this Plan and required by law, and no right or interest of any participant in any award shall be liable for, or subject to, any lien, obligation or liability except as set forth in this Plan or as required by law.

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